                       MORGAN STANLEY SPECIAL GROWTH FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MARCH 1, 2007 - AUGUST 31, 2007

                                                                 AMOUNT OF      % OF
                PURCHASE/              OFFERING     TOTAL          SHARES     OFFERING   % OF FUNDS
  SECURITY        TRADE      SIZE OF   PRICE OF   AMOUNT OF      PURCHASED   PURCHASED      TOTAL                      PURCHASED
  PURCHASED       DATE      OFFERING    SHARES    OFFERING        BY FUND     BY FUND      ASSETS        BROKERS         FROM
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                                                                                                           UBS
                                                                                                        Investment
                                                                                                       Bank, Morgan
                                                                                                       Stanley, RBC
                                                                                                         Capital
                                                                                                        Markets,
                                                                                                         Banc of
                                                                                                         America
                                                                                                       Securities
                                                                                                       LLC, Ferris,
                                                                                                       Baker Watts
TravelCenters    06/28/07      --        $41.10   $200,099,460      12,199      0.10%       0.21%     Incorporated,   UBS Warburg
  of America                                                                                             Janney
                                                                                                       Montgomery
                                                                                                       Scott LLC,
                                                                                                         Morgan
                                                                                                        Keegan &
                                                                                                        Company,
                                                                                                          Inc.
                                                                                                       Oppenheimer
                                                                                                         & Co.,
                                                                                                         Stifel
                                                                                                        Nicolaus